Exhibit 10.41
Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. Such portions are marked by a series of asterisks.
Amendment Number 1
to Research, Co-Development
and Commercialization Agreement and Research License and Option
Agreement
     This Amendment Number 1 (the “Amendment”) to the Collaboration Agreement and the License Agreement (both as defined below) is effective as of October 20, 2006 (the “Effective Date”), and is by and between BioGeneriX AG, a corporation organized under the laws of the Federal Republic of Germany (“BioGeneriX”), and Neose Technologies, Inc., a corporation organized and existing under the laws of the state of Delaware (“Neose”).
Background
     BioGeneriX and Neose entered into a Research, Co-Development and Commercialization Agreement dated April 20, 2004 (the “Collaboration Agreement”), pursuant to which BioGeneriX and Neose are collaborating to develop a next-generation G-CSF. BioGeneriX and Neose entered into a Research, License and Option Agreement dated April 27, 2005 (the “License Agreement”), pursuant to which BioGeneriX has the option to license certain technology for the development and commercialization of an undisclosed protein. The Collaboration Agreement and the License Agreement are sometimes referred to collectively as the “Agreements.”
     Neose and BioGeneriX desire to amend both Agreements as set forth herein. All capitalized terms used in this Amendment and not otherwise defined shall have the meanings set forth in the Collaboration Agreement, unless otherwise indicated.
Terms
     Now, therefore, intending to be legally bound, the parties hereto agree as follows:
1. Extension of BioGeneriX Decision Date.
     1.1. Section 1.4. Section 1.4 of the Collaboration Agreement is hereby amended and restated in full to read as follows:
“BioGeneriX Decision Date” means December 31, 2006.
     1.2. Section 24.2. Section 24.2 of the Collaboration Agreement is hereby amended by deleting the first sentence and replacing it with the following:

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          “This Agreement may be terminated by BioGeneriX by written notice to Neose on the BioGeneriX Decision Date.”
     1.3. Section 24.4.2. Section 24.4.2 of the Collaboration Agreement is hereby deleted.
2. Extension of Option Expiration Date. Section 1.30 of the License Agreement is hereby amended and restated in full to read as follows:
          “1.30. “Option Expiration Date” means December 31, 2006.”
3. Diligence Requirements.
     3.1. Termination by Neose. Neose shall have the right to terminate either or both of the Collaboration Agreement and the License Agreement (provided that the License Agreement may be so terminated only if the Option, as defined therein, has not been exercised in accordance with the License Agreement), effective immediately upon notice to BioGeneriX, if any of the events listed in Section 3.1.1 through Section 3.1.6 occurs. In the event Neose terminates the Collaboration Agreement, Neose shall, at its election and upon written notice to BioGeneriX, be a “Continuing Licensee” for purposes of Section 24 of the Collaboration Agreement, with the rights and obligations set forth therein.
            3.1.1. The first patient in the first Phase I clinical trial is not dosed on or before the earlier of (i) the 30th day following ****** approval and (ii) December 31, 2006.
            3.1.2. The first ******.
            3.1.3. The safety ******.
            3.1.4. The ******.
            3.1.5. A full and complete ******.
            3.1.6. The first ******.
     3.2. Effect of Termination. If the Agreement is terminated for any reason, including without limitation a termination by Neose pursuant to Section 3.1 of this Amendment or by BioGeneriX on the BioGeneriX Decision Date, the diligence requirements listed in Section 3.1 and BioGeneriX’s obligation in Section 4 of this Amendment will terminate effective upon such termination.
     3.3. Effect of Failure to Meet Diligence Requirements. The failure of BioGeneriX to meet any diligence requirement will not constitute a breach of the Agreement.

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     3.4. Effect of Delay in Process Reagents. If a diligence requirement is missed because of the failure of Neose to supply reasonable quantities of process reagents of appropriate quality as described below:

Reagent	Supplier	Quality
******	******	******
******	******	******
******	******	******
******	******	******
the date for completion of the diligence requirement will be extended by the amount of the delay caused by the delay in delivery.
4. Cost of Process Reagents. From and after January 1, 2007, BioGeneriX will pay for the cost of the process reagents to be supplied by Neose pursuant to Section 6.2.4 of the Collaboration Agreement. For the purpose of this Section 4, “cost” shall mean ******
5. Sharing of Information. With respect to Next-Generation G-CSF, BioGeneriX will provide to Neose copies of (i) all preclinical data and reports not already provided to Neose within 10 days after receipt; (ii) all clinical data, including all raw data and data tables, and reports within 10 days after receipt at BioGeneriX, ******, whichever occurs first; (iii) all written correspondence and minutes of oral communications with regulatory authorities; (iv) serious adverse event reports either within 2 working days after receipt at BioGeneriX, or simultaneous with notice to BioGeneriX by ******, whichever occurs first; and (v) copies of all regulatory authority correspondence from BioGeneriX, ****** within 5 working days after submission.
6. Confirmation of Preclinical Development Completion Date. With respect to Next-Generation G-CSF Neose and BioGeneriX agree that Preclinical Development shall have been completed as of ******.
7. Notices. Any notice, consent or report (each, a “Notice”) required or permitted to be given by either Party under this Agreement shall be in writing and shall be either personally delivered or sent by facsimile (confirmed by internationally-recognized express courier), or by internationally-recognized express courier (such as Federal Express or DHL), to the other Party at its address set forth below, or such new address as may from time to time be supplied under this Agreement by a Party. Except as otherwise set forth in this Agreement, any Notice shall be effective upon receipt by the addressee. Provided that all postage or delivery charges are prepaid in full by the sender and the Notice has been addressed as set forth in this Agreement:
     7.1. if such Notice is sent by facsimile (confirmed by internationally recognized express courier, which confirmation includes a copy of the report showing the

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date and time of transmission), then the Notice shall be deemed to be received upon transmission (if transmitted on a business day) or the next business day following transmission; and
     7.2. if such Notice is personally delivered or sent by internationally-recognized express courier, then the Notice shall be deemed to be received three business days after deposit with the courier service.

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If to BioGeneriX:	BioGeneriX AG
High-Tech-Park Neckarau
Janderstrasse 3
D-68199 Mannheim
Germany
Attention: Chief Financial Officer

If to Neose:	Neose Technologies, Inc.
102 Witmer Road
Horsham, PA 19044
USA
Attention: General Counsel
8. No Other Changes. Except as expressly modified in this Amendment or as is inconsistent with the terms of this Amendment, the Collaboration Agreement and License Agreement shall remain unchanged and in full force and effect.
9. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be an original and all of which, together, shall constitute the same document.
[signature page follows]

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          In witness whereof, the parties have executed this Amendment as of the Effective Date.

Neose Technologies, Inc.

By:	/s/ George J. Vergis
George J. Vergis, Ph.D.
President and Chief Executive Officer

BioGeneriX AG

By:	/s/ Elmar Schäfer
Name: Elmar Schäfer
Title: CEO

By:	/s/ Klaus Maleck
Name: Dr. Klaus Maleck, MBA
Title: CFO and Vice President Bus. Dev.